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             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                       Amount of     % of
                            Offering       Total        Shares     Offering
   Security      Purchase/  Price of     Amount of     Purchased  Purchased
   Purchased    Trade Date   Shares      Offering       By Fund    By Fund        Brokers        Purchased From
--------------  ----------  --------  --------------  ----------  ---------  ----------------  -----------------
  Puerto Rico    03/26/10    $97.768   $822,210,000    $500,000     0.061%   Citigroup, BofA   J.P. Morgan
   Electric                                                                  Merrill Lynch,
    Power                                                                    Barclays
  Authority                                                                  Capital, J.P.
  5.250% due                                                                 Morgan,
   7/1/2040                                                                  Goldman,  Sachs
                                                                             & Co., Morgan
                                                                             Stanley, RBC
                                                                             Capital
                                                                             Markets, Wells
                                                                             Fargo
                                                                             Securities, UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated of
                                                                             Puerto Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Ramirez & Co.,
                                                                             Inc., Raymond
                                                                             James, Oriental
                                                                             Financial

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
                                                                                               Services